Exhibit 99.2

Certification Pursuant to

18 U.S.C. Section 1350, As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

                In connection with the Annual Report of CPB Inc. (the “Company”) on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Neal K. Kanda, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: March 12, 2003	/s/ Neal K. Kanda
Neal K. Kanda Vice President, Secretary and Treasurer (Principal Financial And Accounting Officer)